UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39649	27-2654848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada	V6C 3L2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 424-0984

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange
	Indicate by check	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2024, Gatos Silver, Inc. (“Gatos Silver” or the “Company”), Dowa Metals & Mining Co., Ltd. (“Dowa”), Minera Plata Real, S. de R.L. de C.V. ( “MPR”) and Operaciones San José de Plata, S. de R.L. de C.V. (“OpCo”) entered into an amended and restated joint venture agreement (the “Amended and Restated Joint Venture Agreement”) regarding the Los Gatos Joint Venture (“LGJV”) to explore, develop and operate the Los Gatos concessions including the Cerro Los Gatos Mine (“CLG”) in northern Mexico. The Amended and Restated Joint Venture Agreement amends and restates the Unanimous Omnibus Partner Agreement effective as of January 1, 2015, as amended, among the Company, Dowa, MPR, Servicios San José De Plata, S de R.L. de C.V. (“SSJ”, which merged into MPR, effective July 15, 2021) and OpCo.

In addition, on December 19, 2024, OpCo and Dowa entered into an amended and restated offtake agreement (the “Amended and Restated Offtake Agreement”) regarding Dowa’s purchase of the zinc concentrates produced at CLG. The Amended and Restated Offtake Agreement amends and restates the Zinc Offtake Agreement dated as of June 27, 2019, as amended, among OpCo and Dowa. Also on December 19, 2024 Gatos Silver, MPR and OpCo entered into an amended and restated services agreement (the “Amended and Restated Services Agreement”) regarding Gatos Silver oversight and direction of OpCo and the provision of services by OpCo to MPR. The Amended and Restated Services Agreement amends and restates the Services Agreement dated as of January 23, 2015, as amended, among Gatos Silver, MPR and OpCo. The Amended and Restated Joint Venture Agreement, the Amended and Restated Offtake Agreement and the Amended and Restated Services Agreement are collectively referred to as the “Amended and Restated LGJV Agreements.” The Amended and Restated LGJV Agreements will be effective January 1, 2025.

The Amended and Restated Joint Venture Agreement: (i) establishes certain obligations of Gatos Silver to cause MPR and OpCo to use commercially reasonable efforts to meet certain quality criteria for zinc concentrates and to maintain certain levels of production; (ii) reduces supermajority voting requirements within the LGJV (the effect of which will be to provide Gatos Silver with control over a variety of ordinary-course operational, budgeting and planning decisions); and (iii) provides a new sole-funding right to Gatos Silver for mine or plant modifications or expansions, allowing Gatos Silver to require that the same be undertaken and to dilute Dowa’s interest in the LGJV if Dowa elects not to participate, among other amendments.

The foregoing descriptions of the Amended and Restated Joint Venture Agreement, the Amended and Restated Offtake Agreement and the Amended and Restated Services Agreement are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 2.01.

As a result of the Amended and Restated LGJV Agreements, Gatos Silver’s investment in the LGJV, which has to date been reported on an unconsolidated basis under the equity method of accounting, will be accounted for on a consolidated basis effective January 1, 2025. In particular, the changes to the supermajority requirements under the Amended and Restated Joint Venture Agreement will provide Gatos Silver with sufficient control over the LGJV to enable financial consolidation. Gatos Silver’s economic interest in the LGJV remains unchanged and Dowa’s interest, which is also unchanged, will be reported as a minority interest. The unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited proforma condensed combined statement of earnings (loss) for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023 have been included as Exhibit 99.4 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On December 19, 2024, the Company issued a press release announcing the entry into the Amended and Restated LGJV Agreements. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses or funds acquired.

The audited combined financial statements of Los Gatos Joint Venture as of and for the years ended December 31, 2023 and 2022 are incorporated by reference as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited consolidated financial statements of Gatos Silver, Inc. as of and for the nine months ended September 30, 2024, which includes the Los Gatos Joint Venture combined balance sheet and related combined statements of operations and comprehensive income and statement of cash flows as of and for such period, are incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of financial position as at September 30, 2024 and the unaudited pro forma condensed combined statement of earnings (loss) for the nine months ended September 30, 2024 and for the fiscal year ended December 31, 2023 reflecting the consolidation and the previously announced acquisition of Gatos Silver by First Majestic Silver Corp. is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated in this report by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 19, 2024

99.2	Audited combined financial statements of Los Gatos Joint Venture as of and for the years ended December 31, 2023 and 2022 (incorporated by reference to Part II, Item 8 of Amendment No. 1 to the Company’s Annual Report on Form 10-K filed on May 6, 2024)

99.3	Unaudited consolidated financial statements of Gatos Silver, Inc. as of and for the nine months ended September 30, 2024 and 2023 (incorporated by reference to Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q filed on November 12, 2024).

99.4	Unaudited pro forma condensed combined financial information

2.1+	Agreement and Plan of Merger, dated September 5, 2024, by and among Gatos Silver, Inc., First Majestic Silver Corp. and Ocelot Transaction Corp., incorporated by reference to Exhibit 2.1 of Form 8 K of Registrant filed on September 6, 2024.

10.1	Amended and Restated Joint Venture Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Dowa Metals & Mining Co., Ltd., Minera Plata Real, S. de R.L. de C.V. and Operaciones San José de Plata, S. de R.L. de C.V.

10.2*	Amended and Restated Offtake Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Operaciones San José de Plata, S. de R.L. de C.V. and Dowa Metals & Mining Co., Ltd.

10.3	Amended and Restated Services Agreement effective as of January 1, 2025 among Gatos Silver, Inc., Minera Plata Real, S. de R.L. de C.V. and Operaciones San José de Plata, S. de R.L. de C.V.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules are omitted pursuant to item 601(a)(5) of Regulation S-K. Gatos agrees to furnish supplementally any omitted schedules to the SEC upon request.
*

Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K. Gatos agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: December 19, 2024	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer